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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 20, 1996, in the Registration Statement (Form S-1) and related Prospectus of Halter Marine Group, Inc. for the registration of 3,450,000 shares of its common stock.


                                                               ERNST & YOUNG LLP

Dallas, Texas

September 20, 1996